Other Expenses, Net (Tables)	12 Months Ended
Dec. 31, 2023
Other Expenses, Net [Abstract]
Schedule of Other Expenses, Net	Other expenses, net for the year ended December 31, 2023 consisted of the following (for the years ended December 31, 2021 and 2022 and 2023: RMB266.1 million and nil):
	For the years ended December 31
	2021	2022	2023
	RMB	RMB	RMB
Extinguishment losses	230,308,163	-	10,440,057
Extinguishment gain	(727,995)	-	-
Excess of fair value of instruments issued over proceeds	36,503,817	-	-

Total	266,083,985	-	10,440,057